Exhibit 99.1

Acquisition of Pascack Bancorp (OTCQX: PSBR) August 4, 2015

Safe Harbor Statement Safe Harbor Statement This communication contains forward-looking statements with respect to the proposed mergers and the timing of consummation of the mergers that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could” and other similar expressions are intended to identify such forward looking statements. Statements regarding (i) the anticipated effect of the transaction on earnings per share and book value per share, (ii) other pro forma effects of the transaction, including statements regarding potential cost savings, (iii) the growth opportunities applicable to the combined institution, (iv) the timing of the closing and execution risks associated with the transaction and (v) consensus 2016 EPS estimates are also forward looking statements. These forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time. Actual results could differ materially from such forward-looking statements. The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: failure to obtain Pascack Bancorp shareholder or regulatory approval for the merger of Pascack Bancorp into Lakeland Bancorp, and the merger of Pascack Community Bank into Lakeland Bank; failure to realize anticipated efficiencies and synergies if the mergers are consummated; material adverse changes in Lakeland Bancorp’s or Pascack Bancorp’s operations or earnings; decline in the economy in Lakeland Bancorp’s and Pascack Bancorp’s primary market areas; as well as the risk factors set forth in the periodic reports filed by Lakeland Bancorp with the Commission. Neither Lakeland Bancorp nor Pascack Bancorp assumes any obligation for updating any such forward-looking statements at any time.

Overview of Pascack Bancorp Branch Footprint Waldwick Hillsdale Westwood Rochelle Park Hackensack Lodi Nutley Existing LBAI in area PSBR (8) Overview Headquarters: Waldwick, NJ Established: 2002 Assets: $403 mm Loans: $334 mm Deposits: $305 mm Tangible Common Equity (1): $33 mm Net Interest Margin: 3.71% Efficiency Ratio: 73.8% 2014 Net Income: $2.4 mm NPAs / Loans + OREO 0.94% Source: SNL Financial (1) Assumes conversion of $1.7 million of convertible preferred equity

Transaction Rationale Improves Lakeland’s position in economically attractive Bergen and Essex Counties in northern New Jersey Pascack is a solid community bank franchise that Lakeland can leverage for future growth Lending and noninterest income opportunities Immediately accretive to Lakeland shareholders financially Low execution risk, achievable cost savings, familiar markets Consistent with recent growth initiatives at Lakeland Somerset Hills Bancorp acquisition in 2013 Two new Commercial Loan Production Offices (“LPO”) covering Middlesex/Monmouth counties in NJ and the Hudson Valley region of New York state

Transaction Overview Per Share Consideration: Transaction Value (1): Consideration Mix: Exchange: Board Representation: Required Approvals: Due Diligence: Expected Closing: Deal Value / TBVPS: Deal Value / Adjusted TBVPS (3): Deal Value / LTM EPS: Core Deposit Premium: One-Time Expenses: Anticipated Cost Savings: Pro Forma TCE / TA: EPS Impact (4): Tangible Book Value Per Share Impact (4): $11.35 per share $43.8 million 90% stock / 10% cash Exchange ratio fixed at 0.9576 :1 Commitment to one Board member with option for two (2) Customary regulatory approvals and approval of PSBR shareholders Comprehensive due diligence completed Q4 2015 1.31x 1.65x 19.9x 4.3% $7.7 million estimated, pre-tax; $5.1 million, after-tax $3.8 million estimated, pre-tax or 35% of non-interest expense ~7.5% ~4.5% accretive to 2016E EPS ~2.7% dilutive (estimated earnback of approximately 3.5 years) (1) Transaction value includes cash out of options totaling $0.1m (2) At the discretion of LBAI Board (3) Adjusted tangible book value reflects mark to market on real estate of -$6.8 million after-tax (4) Based upon current estimates

Pascack Loan and Deposit Composition PSBR Loan Composition Residential R.E. Construction 7% 0% Consumer & Other 4% Commercial Commercial R.E. & Industrial 81% 8% Loan Portfolio ($000) Amount % of Total Construction $1,099 0% Residential R.E. 22,181 7% Commercial R.E. 270,684 81% Commercial & Industrial 26,486 8% Consumer & Other 13,513 4% Gross Loans & Leases $333,963 100% PSBR Deposit Composition Jumbo Time Deposits 7% Demand Retail Time Deposits Deposits 21% 19% NOW & Other Trans. MMDA & Accts Other 11% Savings 42% Deposit Portfolio ($000) Amount % of Total Demand Deposits $65,534 21% NOW & Other Trans. Accts 32,798 11% MMDA & Other Savings 127,992 42% Retail Time Deposits 56,526 19% Jumbo Time Deposits 21,965 7% Total Deposits $304,815 100% Source: SNL Financial Note: Financials per bank level regulatory filings as of 6/30/2015

Lakeland Bancorp, Inc.

Deposit Market Share Positioning

- Lakeland is the 4th largest public independent NJ based community bank

Pro Forma DMS – Bergen County, NJ

Rank	Institution (ST)	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Bank of America Corp. (NC)	43	6,642	15.4
2	Toronto-Dominion Bank	46	6,197	14.4
3	M&T Bank Corp. (NY)	27	4,969	11.5
4	JPMorgan Chase & Co. (NY)	53	4,265	9.9
5	Wells Fargo & Co. (CA)	32	2,570	6.0
6	Valley National Bancorp (NJ)	37	2,253	5.2
7	PNC Financial Services Group (PA)	33	1,964	4.6
8	Oritani Financial Corp. (NJ)	18	1,375	3.2
9	Columbia Bank MHC (NJ)	14	1,358	3.2
10	ConnectOne Bancorp, Inc. (NJ)	8	1,102	2.6
11	Capital One Financial Corp. (VA)	14	922	2.1
12	Citigroup Inc. (NY)	7	915	2.1
13	Boiling Springs MHC (NJ)	11	903	2.1
14	Spencer Savings Bank SLA (NJ)	11	895	2.1
15	Kearny Financial Corp. (NJ)	9	767	1.8
16	**Pro Forma**	**14**	**608**	**1.4**
20	**Lakeland Bancorp (NJ)**	**7**	**354**	**0.8**
23	**Pascack Bancorp Inc. (NJ)**	**7**	**254**	**0.6**
	Totals (1-15)	363	37,095	86.0
	Totals (1-50)	474	43,155	100.0

Deposit Market Share – New Jersey

Rank	Institution (ST)	Number of Branches	Deposits in Market ($mm)	Market Share (%)
1	Bank of America Corp. (NC)	285	44,819	15.8
2	Wells Fargo & Co. (CA)	304	34,727	12.2
3	Toronto-Dominion Bank	273	33,784	11.9
4	PNC Financial Services Group (PA)	324	24,363	8.6
5	M&T Bank Corp. (NY)	101	16,625	5.8
6	JPMorgan Chase & Co. (NY)	223	15,825	5.6
7	Investors Bancorp Inc (NJ)	111	10,903	3.8
8	Valley National Bancorp (NJ)	164	8,764	3.1
9	Banco Santander	138	8,524	3.0
10	New York Community Bancorp (NY)	47	7,996	2.8
11	Capital One Financial Corp. (VA)	56	5,756	2.0
12	Provident Financial Services (NJ)	85	5,517	1.9
13	Citigroup Inc. (NY)	11	3,960	1.4
14	Columbia Bank MHC (NJ)	44	3,357	1.2
	Pro Forma	**56**	**3,049**	**1.1**
15	Fulton Financial Corp. (PA)	68	2,784	1.0
16	**Lakeland Bancorp (NJ)**	**48**	**2,736**	**1.0**
67	**Pascack Bancorp Inc. (NJ)**	**8**	**313**	**0.1**
	Totals (1-15)	2,234	227,705	80.0
	Totals (1-134)	3,127	284,648	100.0

Source: SNL Financial

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Pro Forma Branch Network Legacy LBAI (43) Legacy SOMH (5) PSBR (8) LBAI LPO (2) Summary Pro Forma Information(1) Assets: $4.2 bn Loans: $3.2 bn Deposits: $3.2 bn Market Cap.: ~$465 mm Price / Tangible Book Value: 1.5x Price / 2016 EPS (2): 11x Branches: 56 Loan Production Offices: 2 Counties Served: 10 NJ Deposit Market Share Rank (3): 4 Source: SNL Financial (1) Includes purchase accounting adjustments (2) Per First Call consensus estimates (3) Includes public independent New Jersey community banks

Contiguous Market Transformation Deposit Distribution of Franchise—2010 $ in millions, Warren Essex Branches $18 $91 Bergen 1 $274 7 13% Passaic $505 10 23% Depos $ in millions, Somerset Union Branches $107 $33 Warren 1 $18 Essex 1 1% 1 $117 3% 1% Sussex 3 4% $799 15 Bergen 26% 11% $608 122% growth 14 20% growth 16% 37% Passaic growth growth Morris $587 $780 9 12 19% 26% Source: SNL Financial; Deposit data prior to SOMH and PSBR as of 6/30/2010 Aggregate f Deposits Median Number of by Top 5 HHI Small titutions ($) Businesses 75.8% $87,442 3,002 57.4% 94,383 13,934 62.6% 61,310 10,373 57.1% 83,133 27,378 68.1% 97,056 8,051 58.6% 52,497 16,315 63.7% 69,222 11,765 71.6% 70,245 2,140

Transaction Summary Consistent with recent initiatives to expand in desirable markets and position Lakeland for future growth opportunities Pascack represents an attractive addition to Lakeland’s branches and provides opportunities to build upon its current presence Attractive financial returns Low execution risk Strengthens Lakeland’s strategic position in New Jersey as one of the state’s largest independent community banks